Filed Pursuant to Rule 497(k)
Registration No.: 333-111662

SUNAMERICA SPECIALTY SERIES

AIG Commodity Strategy Fund

AIG Focused Multi-Cap Growth Fund

AIG Focused Alpha Large-Cap Fund

AIG Income Explorer Fund

AIG Small-Cap Fund

AIG ESG Dividend Fund

(each, a “Fund”)

Supplement dated January 28, 2019 to

each Fund’s Summary Prospectus, each dated February 28, 2018, as supplemented to date

Effective immediately, the following changes are made to each Fund’s Summary Prospectus:

The following is added after the first sentence of the paragraph under the subsection of each Fund’s Summary Prospectus entitled “Fees and Expenses of the Fund”:

In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class W shares of the Fund.

The following is added after the third sentence of the paragraph under the subsection of each Fund’s Summary Prospectus entitled “Fees and Expenses of the Fund – Example”:

You may be required to pay brokerage commissions on your purchases and sales of Class W shares of the Fund, which are not reflected in the Example.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ALLSPECSUMPRO_012819